Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with an Amendment to the Annual Report of Migo Software, Inc., formerly known as PowerHouse Technologies Group, Inc. (the "Company") on Form 10-KSB/A for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Liebman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard Liebman
Richard Liebman
Chief Financial Officer
(Principal Financial and Accounting Officer)
August 30, 2006